UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2014

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road

Tarpon Springs, FL 34689

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

This Form 8-K/A is filed as an amendment to our Current Report on Form 8-K filed on October 17, 2014 (the “Original Filing”). The sole purpose of this amendment is to replace the 6 pages of Exhibit 10.1 called Commercial Lease and Deposit Receipt. This portion of Exhibit 10.1 has been updated to reflect the completion on October 27, 2014 of the acquisition of all of the issued and outstanding capital stock of Equipment Sales and Service, Inc. Except for this change, no other changes have been made to the Original Filing. For convenience, the entire Exhibit 10.1, as amended, is being re-filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Stock Purchase Agreement, dated October 10, 2014, as amended on October 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: October 31, 2014	By:	/s/ Ermanno Santilli
Ermanno Santilli
Chief Executive Officer